Exhibit 10.1
AMENDMENT NO. 1
TO
REGISTRATION RIGHTS AGREEMENT
This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of July 8, 2014 among Noodles & Company, a Delaware corporation (the “Company”), Catterton-Noodles, LLC, a Delaware limited liability company (“Catterton-Noodles”), Argentia Private Investments Inc., a Canadian corporation (“Argentia”), and the other stockholders of the Company named on the signature pages hereto (the “Rollover Holders”).
RECITALS
WHEREAS, the parties hereto are parties to that certain REGISTRATION RIGHTS AGREEMENT (the “Agreement”) made and entered into as of December 27, 2010 by and among the Company, Catterton-Noodles, Argentia and the Rollover Holders;
WHEREAS, the Company desires to amend the terms of the Agreement as set forth in greater detail below (such amendment, the “Proposed Amendment”); and
WHEREAS, Section 4.1(a) of the Registration Rights Agreement provides that the Proposed Amendments require the approval of the Company together with a majority in interest of the Holders and a majority in interest of the Non-Investor Holders (as such terms are defined by the Agreement).
AGREEMENT
NOW, THEREFORE, the parties hereto agree hereby as follows:
1.    Definitions. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Agreement.
2.    Amendments.
(a)    The Definition of “Holder” or “Holders” within Section 1.1 of the Agreement is amended and restated in its entirety as follows:
“‘Holder’ or ‘Holders’ means Catterton-Noodles, Argentia and any of their transferees who or that shall acquire and hold Registrable Securities in accordance with the terms of this Agreement, and any Rollover Holder who (i) holds Registrable Securities in accordance with the terms of this Agreement and (ii) is a member of the Company’s

Board of Directors or is an Executive Officer of the Company, as such term is defined by Rule 3b-7 promulgated pursuant to the Securities Exchange Act of 1934, as amended.”
3.    Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”).
4.    Reference to and Effect on the Registration Rights Agreement.
(a)    On and after the Amendment Effective Date, each reference in the Registration Rights Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Registration Rights Agreement shall mean and be a reference to the Registration Rights Agreement as amended by this Amendment.
(b)    Except to the extent certain provisions of the Registration Rights Agreement are amended as specified herein, the Registration Rights Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
5.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
6.    Governing Law. This Amendment and all disputes or controversies arising out of or relating to this Amendment or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NOODLES & COMPANY By: /s/ Paul Strasen Name: Paul Strasen Title: Executive Vice President, General Counsel & Secretary
CATTERTON-NOODLES, LLC By: CP6 management, L.L.C. Its: Manager By: /s/ J. Michael Chu Name: J. Michael Chu Title: Authorized Person
ARGENTIA PRIVATE INVESTMENTS INC By: /s/ Derek Murphy Name: Derek Murphy Title: Vice President By: /s/ Jim Pittman Name: Jim Pittman Title: Vice President

[Amendment No. 1 to Registration Rights Agreement]

STOCKHOLDERS
Jason & Elizabeth R. Albright Name /s/ Jason & Elizabeth R. Albright Signature	Nicolas Assouad Name /s/ Nicolas Assouad Signature
Andrew Bonoss Name /s/ Andrew Bonoss Signature	John Cervini Jr. Name /s/ John Cervini Jr. Signature
Nancy Cervini Name /s/ Nancy Cervini Signature	Davco Management, LLC Name /s/ E. D. David Signature Title: President of LLC Mgr Ltd., Manager
John P. Doley Roth IRA Name /s/ John P. Doley Signature David R. Duncan Name /s/ David R. Duncan Signature	Liz S. Doley Name /s/ Liz S. Doley Signature Michael J. Duncan Name /s/ Michael J. Duncan Signature
Raymond T. Duncan Revocable Trust Name /s/ Raymond T. Duncan Signature	John P. Doley Name /s/ John P. Doley Signature
Paul A. Dresser, Jr. Name /s/ Paul A. Dresser, Jr., TTEE Signature	Karynne O. Duncan Name /s/ Karynne O. Duncan Signature

[Amendment No. 1 to Registration Rights Agreement]

E. D. David Revocable Trust Name /s/ E. D. David, Trustee Signature	Michael L. Finnin Name /s/ Michael L. Finnin Signature
Carrie Hart Name /s/ Carrie Hart Signature	Estate of W. Scott Hedrick Name /s/ Thomas F. Hyde, Executor Signature
Martin H. Herzog Name /s/ Martin H. Herzog Signature	Larry D. Jacobson and Pamela J. Jacobson, Trustees, Larry and Pamela Jacobson Joint Revocable Trust U/A/D 8/05/2013 Name /s/ Larry D. Jacobson / Pamela J. Jacobson Signature (LDJ) (PJJ)
BMO Harris Bank, Custodian, Pamela J. Jacobson IRA Name /s/ Chris Jauch / Pamela J. Jacobson Signature	BMO Harris Bank, Custodian, Larry D. Jacobson SEP IRA Name /s/ Chris Jauch / Larry D. Jacobson Signature
Dwight Kasperbauer Pamela Kasperbauer Name /s/ Dwight Kasperbauer, Pamela Kasperbauer Signature	Aaron S. Kennedy Name /s/ Aaron S. Kennedy Signature
Stewart M. Kume Name /s/ Stewart M. Kume Signature	Mark Larter, Tina Gini Larter Name /s/ Mark Larter, Tina Gini Larter Signature

[Amendment No. 1 to Registration Rights Agreement]

Elizabeth McLaughlin Name /s/ Elizabeth McLaughlin Signature	Karen Merriam Name /s/ Karen Merriam Signature
Tim Mosbacher Name /s/ Tim Mosbacher Signature	Mary L. Orlando Name /s/ Mary L. Orlando Signature
Marcie Pregulman Name /s/ Marcie Pregulman Signature	James T. Rand Name /s/ James T. Rand Signature
Paul L. Richards Name /s/ Paul L. Richards Signature	Donald E. Rocop Name /s/ Donald E. Rocop Signature
Edgar B. Roesch, Jr. IRA Name /s/ Edgar B. Roesch, Jr. Signature	Steve Sanders, Cheryl Sanders Name /s/ Steve Sanders, Cheryl Sanders Signature
Scott & Lauri Sax Name /s/ Scott & Lauri Sax Signature	Faye F. Shealy Name /s/ Faye F. Shealy Signature

[Amendment No. 1 to Registration Rights Agreement]

Lee G. Weldone Name /s/ Lee G. Weldone TTEE Signature	Keith Kinsey Name /s/ Keith Kinsey Signature

[Amendment No. 1 to Registration Rights Agreement]